AGREEMENT

         In consideration for a loan by ______________ (the "Investor") to Bio-Aqua Systems, Inc., a Florida corporation ("BA/Company"), BA hereby agrees that the principal amount of the loan of _______ Thousand ($___,000) Dollars, together with interest at eight percent (8%) per annum, shall be paid on the earlier of (i) the closing of BA's initial public offering or (ii)
______________.

         This loan shall be evidenced by a Promissory Note between the Company as Maker and the Investor as Payee of even date herewith.

         As additional consideration, the Investor shall receive ________ shares of restricted Class A Voting Common Stock, par value $.0001 (the "Class A Common Stock") of BA, subject to a lock- up period of six (6) months from the effective date of the Registration Statement or such other lock- up period as may be imposed by the Company's Underwriter or the National Association or Securities Dealers or by any national exchange including the National Association of Securities Dealers Automated Quotation (Nasdaq) System in connection with the Registration Statement.

         The Investor represents that it is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Act").

         The Company has not made any other representations or warranties to the Investor with respect to the Company or rendered any investment advice to the undersigned. The Investor represents that the Investor (i) has adequate means of providing for the undersigned's current financial needs and possible personal contingencies and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required; and (b) sustain a complete loss of the entire amount of the investment; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

         The Investor has been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed itself of such opportunity to the extent the undersigned considers appropriate in order to permit the undersigned to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

         The Investor hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Shares and the
Note:

         "These securities have not been registered under any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under any applicable state securities laws is available."


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

         The Company intends to use the proceeds received from the Investor in connection with the costs and expenses related to its initial public offering.

         This Agreement shall be governed by the laws of Florida and shall be deemed entered into ______ ___, 1999.


INVESTOR                                          COMPANY

_______________________                           Bio-Aqua Systems, Inc.


By:___________________________                    By:__________________________
                                                     Max Rutman, President



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


These securities have not been registered under any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under any applicable state securities laws is available.

                                 PROMISSORY NOTE


$___,000
Palm Beach County, Florida                                        ________, 1999


         FOR VALUE RECEIVED, BIO-AQUA SYSTEMS, INC., a Florida corporation (the "Maker") promises to pay to the order of ___________________ (the "Payee"), at the earlier of (i) the closing of the Maker's underwritten public offering of its securities or (ii) _____________, the principal sum of _ Thousand ($__,000) Dollars in lawful money of the United States, in hand or at the principal office of the Payee as may from time to time be designated by the Payee. This Note shall bear interest on the unpaid principal balance at the rate of Eight Percent (8%), payable at the time of the payment of the principal sum of this Note.

         In the event of any default in any payment on this Note, then at the option of the Payee, this Note shall bear interest computed from the date of such default at one and one-half percent (1-1/2%) per month, but in any event not in excess of the legally prescribed rate for instruments of this kind. The term "event of default" as used herein, shall mean the failure of Maker to make any payment of the principal or interest due under the Note, which failure shall continue for five (5) days after notice of default, such notice to be delivered to Maker by registered, certified or overnight mail duly recorded at the principal office of the Maker.

         An provision hereof which may prove unenforceable under any law shall not affect the validity of any other provisions hereof.

         Maker hereby waives presentment for payment, protest and notice of protest and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

       This Note shall be governed by the laws of the State of Florida.

                                                 BIO-AQUA SYSTEMS, INC.


                                                 By:__________________________
                                                 Max Rutman, CEO



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